SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2002
(October 15, 2002)
KNIGHT TRADING GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Washington Boulevard,
Jersey City, NJ 07310
(Address of principal executive offices) (Zip Code)

(201) 222-9400
(Registrant’s telephone number, including area code)

Knight Trading Group, Inc.
Current Report on Form 8-K

Item 5.      Other Events

On October 15, 2002, Thomas M. Joyce, Chief Executive Officer and President of the Company, was unanimously elected to the Board of Directors of the Company.

Item 7.	Financial Statements and Exhibits.

a.	Financial Statements
Not required
b.	Pro forma Financial Information
Not required
c.	Exhibits
Not required

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: October 16, 2002

KNIGHT TRADING GROUP, INC.

By:	/S/ JOHN H. BLUHER
Name: John H. Bluher
Title: Executive Vice President, General Counsel and Secretary